                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                          Date of Report: May 15, 2003

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

      United States                    333-32263                 22-2382028
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


          White Clay Center, Building 200, Newark, DE            19711
          -------------------------------------------         ------------
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

      New York                          333-32263               13-4994650
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

           270 Park Avenue, New York, New York                  10017
           ----------------------------------------          ------------
           (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On May 15, 2003, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

          Exhibits          Description
          --------          -----------

          20.1 Monthly Report with respect to the May 15, 2003 distribution

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 15, 2003

                                        By: THE CIT GROUP/SALES FINANCING, INC.,
                                        as Servicer



                                         By: /s/ Gilmar Rodrigues
                                             -------------------------------
                                         Name:  Gilmar Rodrigues
                                         Title: Vice President

                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Monthly Report with respect to the
                                        May 15, 2003 distribution

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                      Settlement Date                4/30/2003
                                                                                      Determination Date             5/12/2003
                                                                                      Distribution Date              5/15/2003

I.      All Payments on the Contracts                                                                                  5,950,711.75
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              144,265.59
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        116,922.92
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               17,820.16
VIII.   Transfers to the Pay-Ahead Account                                                                               (21,018.77)
IX.     Less: Investment Earnings distributions
          (a) To Sellers with respect to the Collection Account                                                                0.00
          (b) To Sellers with respect to the Pay-Ahead Account                                                                 0.00
X. Deposit in error 0.00

Total available amount in Collection Account                                                                          $6,208,701.65
                                                                                                         ===========================

DISTRIBUTION AMOUNTS                                             Cost per $1000
----------------------------------------------               -----------------------

1.  (a) Class A-1 Note Interest Distribution                                                     0.00
    (b) Class A-1 Note Principal Distribution                                                    0.00
        Aggregate Class A-1 Note Distribution                      0.00000000                                                  0.00

2.  (a) Class A-2 Note Interest Distribution                                                     0.00
    (b) Class A-2 Note Principal Distribution                                                    0.00
        Aggregate Class A-2 Note Distribution                      0.00000000                                                  0.00

3.  (a) Class A-3 Note Interest Distribution                                                     0.00
    (b) Class A-3 Note Principal Distribution                                                    0.00
        Aggregate Class A-3 Note Distribution                      0.00000000                                                  0.00

4.  (a) Class A-4 Note Interest Distribution                                                     0.00
    (b) Class A-4 Note Principal Distribution                                                    0.00
        Aggregate Class A-4 Note Distribution                      0.00000000                                                  0.00

5.  (a) Class A-5 Note Interest Distribution                                                     0.00
    (b) Class A-5 Note Principal Distribution                                                    0.00
        Aggregate Class A-5 Note Distribution                      0.00000000                                                  0.00

6.  (a) Class A-6 Note Interest Distribution                                                     0.00
    (b) Class A-6 Note Principal Distribution                                                    0.00
        Aggregate Class A-6 Note Distribution                      0.00000000                                                  0.00

7.  (a) Class A-7 Note Interest Distribution                                                     0.00
    (b) Class A-7 Note Principal Distribution                                                    0.00
        Aggregate Class A-7 Note Distribution                      0.00000000                                                  0.00

8.  (a) Class A-8 Note Interest Distribution                                                     0.00
    (b) Class A-8 Note Principal Distribution                                                    0.00
        Aggregate Class A-8 Note Distribution                      0.00000000                                                  0.00

9.  (a) Class A-9 Note Interest Distribution                                               111,171.78
    (b) Class A-9 Note Principal Distribution                                            5,162,084.89
        Aggregate Class A-9 Note Distribution                     86.44683057                                          5,273,256.67

10. (a) Class A-10 Note Interest Distribution                                              345,041.67
    (b) Class A-10 Note Principal Distribution                                                   0.00
          Aggregate Class A-10 Note Distribution                   5.30833333                                            345,041.67

11. (a) Class B Certificate Interest Distribution                                          244,679.31
    (b) Class B Certificate Principal Distribution                                               0.00
        Aggregate Class B Certificate Distribution                 5.45000000                                            244,679.31

12. Servicer Payment
    (a) Servicing Fee                                                                       54,584.94
    (b) Reimbursement of prior Monthly Advances                                             87,096.39
        Total Servicer Payment                                                                                           141,681.33

13. Deposits to the Reserve Account                                                                                      204,042.68

Total Distribution Amount                                                                                             $6,208,701.65
                                                                                                         ===========================

Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                       11,762.70
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections            79,918.51
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                       0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)            0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                     $91,681.21
                                                                                                         ===========================


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                             0.00
        (b) Class A-2 Notes    @              5.852%                                             0.00
        (c) Class A-3 Notes    @              5.919%                                             0.00
        (d) Class A-4 Notes    @              6.020%                                             0.00
        (e) Class A-5 Notes    @              6.050%                                             0.00
        (f) Class A-6 Notes    @              6.130%                                             0.00
        (g) Class A-7 Notes    @              6.140%                                             0.00
        (h) Class A-8 Notes    @              6.230%                                             0.00
        (i) Class A-9 Notes    @              6.320%                                       111,171.78
        (j) Class A-10 Notes   @              6.370%                                       345,041.67
                     Aggregate Interest on Notes                                                                         456,213.44
        (k) Class B Certificates @            6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                      0.00
        (b) Class A-2 Notes                                                                      0.00
        (c) Class A-3 Notes                                                                      0.00
        (d) Class A-4 Notes                                                                      0.00
        (e) Class A-5 Notes                                                                      0.00
        (f) Class A-6 Notes                                                                      0.00
        (g) Class A-7 Notes                                                                      0.00
        (h) Class A-8 Notes                                                                      0.00
        (i) Class A-9 Notes                                                                      0.00
        (j) Class A-10 Notes                                                                     0.00
        (k) Class B Certificates                                                                 0.00

3.   Total Distribution of Interest                              Cost per $1000
                                                             -----------------------
        (a) Class A-1 Notes                                        0.00000000                    0.00
        (b) Class A-2 Notes                                        0.00000000                    0.00
        (c) Class A-3 Notes                                        0.00000000                    0.00
        (d) Class A-4 Notes                                        0.00000000                    0.00
        (e) Class A-5 Notes                                        0.00000000                    0.00
        (f) Class A-6 Notes                                        0.00000000                    0.00
        (g) Class A-7 Notes                                        0.00000000                    0.00
        (h) Class A-8 Notes                                        0.00000000                    0.00
        (i) Class A-9 Notes                                        1.82248812              111,171.78
        (j) Class A-10 Notes                                       5.30833333              345,041.67
                     Total Aggregate Interest on Notes                                                                   456,213.44
        (k) Class B Certificates                                   5.45000000                                            244,679.31


                  PRINCIPAL
----------------------------------------------
                                                                No. of Contracts
                                                             -----------------------
1.   Amount of Stated Principal Collected                                                1,814,825.40
2.   Amount of Principal Prepayment Collected                         177                3,191,849.48
3.   Amount of Liquidated Contract                                     8                   155,410.01
4.   Amount of Repurchased Contract                                    0                         0.00

       Total Formula Principal Distribution Amount                                                                     5,162,084.89

5.   Principal Balance before giving effect to Principal Distribution                Pool Factor
                                                                                     -----------
        (a) Class A-1 Notes                                                            0.0000000                               0.00
        (b) Class A-2 Notes                                                            0.0000000                               0.00
        (c) Class A-3 Notes                                                            0.0000000                               0.00
        (d) Class A-4 Notes                                                            0.0000000                               0.00
        (e) Class A-5 Notes                                                            0.0000000                               0.00
        (f) Class A-6 Notes                                                            0.0000000                               0.00
        (g) Class A-7 Notes                                                            0.0000000                               0.00
        (h) Class A-8 Notes                                                            0.0000000                               0.00
        (i) Class A-9 Notes                                                            0.3460420                      21,108,564.88
        (j) Class A-10 Notes                                                           1.0000000                      65,000,000.00
        (k) Class B Certificates                                                       1.0000000                      44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution Cost per $1000                       Cost per $1000
                                                             -----------------------
        (a) Class A-1 Notes                                        0.00000000                                                  0.00
        (b) Class A-2 Notes                                        0.00000000                                                  0.00
        (c) Class A-3 Notes                                        0.00000000                                                  0.00
        (d) Class A-4 Notes                                        0.00000000                                                  0.00
        (e) Class A-5 Notes                                        0.00000000                                                  0.00
        (f) Class A-6 Notes                                        0.00000000                                                  0.00
        (g) Class A-7 Notes                                        0.00000000                                                  0.00
        (h) Class A-8 Notes                                        0.00000000                                                  0.00
        (i) Class A-9 Notes                                       84.62434246                                          5,162,084.89
        (j) Class A-10 Notes                                       0.00000000                                                  0.00
        (k) Class B Certificates                                   0.00000000                                                  0.00

8.   Principal Balance after giving effect to Principal Distribution                 Pool Factor
                                                                                     -----------
        (a) Class A-1 Notes                                                            0.0000000                               0.00
        (b) Class A-2 Notes                                                            0.0000000                               0.00
        (c) Class A-3 Notes                                                            0.0000000                               0.00
        (d) Class A-4 Notes                                                            0.0000000                               0.00
        (e) Class A-5 Notes                                                            0.0000000                               0.00
        (f) Class A-6 Notes                                                            0.0000000                               0.00
        (g) Class A-7 Notes                                                            0.0000000                               0.00
        (h) Class A-8 Notes                                                            0.0000000                               0.00
        (i) Class A-9 Notes                                                            0.2614177                      15,946,479.99
        (j) Class A-10 Notes                                                           1.0000000                      65,000,000.00
        (k) Class B Certificates                                                       1.0000000                      44,895,285.54


                  POOL DATA
----------------------------------------------                                                      Aggregate
                                                                          No. of Contracts      Principal Balance
                                                                          ----------------      -----------------
1.   Pool Stated Principal Balance as of        4/30/2003                     5,687             125,841,765.53

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                     80               1,628,752.25           1.294%
              (b) 60-89 Days                                                     25                 546,403.74           0.434%
              (c) 90-119 Days                                                    14                 332,294.20           0.264%
              (d) 120 Days +                                                     53               1,341,076.63           1.066%

3.   Contracts Repossessed during the Due Period                                 5                   87,297.67

4.   Current Repossession Inventory                                              15                 330,434.29

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                8                  155,410.01
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  144,265.59
                                                                                             ------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     11,144.42

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       770,766.88

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         1,256                                  19,871,045.43

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.168%

9.   Weighted Average Remaining Term to Maturity of all
     Outstanding Contracts                                                                                                   73.298

              TRIGGER ANALYSIS
----------------------------------------------

1.   (a) Average Delinquency Percentage                                       2.073%
     (b) Delinquency Percentage Trigger in effect ?                                               YES

2.   (a)  Average Net Loss Ratio                                              0.049%
     (b)  Net Loss Ratio Trigger in effect ?                                                       NO
     (c)  Net Loss Ratio (using ending Pool Balance)                          0.145%

3.   (a) Servicer Replacement Percentage 0.006%
     (b) Servicer Replacement Trigger in effect ?                                                  NO


                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                               54,584.94

2.   Servicer Advances                                                                                                   116,922.92

3.   (a)  Opening Balance of the Reserve Account                                                                       8,855,671.01
     (b)  Deposits to the Reserve Account                                                           204,042.68
     (c)  Investment Earnings in the Reserve Account                                                  5,920.38
     (d)  Distribution from the Reserve Account                                                     (91,681.21)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        95,207.77
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                              21,018.77
     (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (17,820.16)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         98,406.38


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